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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                     FORM 8-K

                                   CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


           Date of Report (Date of Earliest Event Reported):  May 29, 1997



                               CROP GROWERS CORPORATION
                (Exact name of registrant as specified in its charter)

DELAWARE                               0-23830             81-0491497
(State or other jurisdiction         (Commission       (I.R.S. Employer
of incorporation)                    File Number)     Identification No.)

10895 LOWELL, SUITE 300
OVERLAND PARK, KANSAS                                 66210
(Address of principal executive offices)            (zip code)

                                    (913) 338-7800
                 (Registrant's telephone number, including area code)



                                    Not Applicable
            (Former name or former address, if changed since last report.)


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 ITEM 5:  OTHER EVENTS
          ------------

    On May 29, 1997, Fireman's Fund Insurance Company ("Fireman's Fund") received the final state insurance regulatory approvals necessary to purchase up to 100% of Crop Growers common stock and on May 30, 1997, Fireman's Fund completed the purchase of 1,827,477 shares of Crop Growers common stock held by certain former executives of Crop Growers. Following approval from Crop Growers' stockholders, Fireman's Fund is expected to purchase the remainder of Crop Growers' outstanding common shares for $10.25 in cash. The acquisition is expected to close this summer.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

    (c)  Exhibits

    EXHIBIT NO.         DESCRIPTION
    -----------         -----------

    99(1)               Press Release dated June 2, 1997


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Crop Growers Corporation




                                       By: /s/David E. Hill
                                           ------------------------
                                           David E. Hill
                                           Chief Financial Officer

Date:  June 6, 1997


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                                    Exhibit Index




    EXHIBIT NO.             DESCRIPTION                         PAGE
    -----------             -----------                         ----

       99(1)       Press Release dated June 2, 1997               5


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